CAVANAL HILL FUNDS

Supplement dated October 22, 2018
to the Prospectus
dated December 26, 2017

This Supplement changes the time that the Net Asset Value (“NAV”) of the Cavanal Hill Money Market Funds is determined. Effective October 22, 2018, the NAV for the U.S. Treasury Fund and the Government Securities Money Market Fund will be determined at 4 p.m. Eastern time, instead of noon Eastern time.

Effective October 22, 2018, the following shall replace the first bullet under “Valuation of Shares – Money Market Funds”:

• The NAV of each of the Money Market Funds is determined at 4 p.m. Eastern time on each day in which the NYSE is open for regular trading (a “Business Day”). On any Business Day that the NYSE closes early, the Money Market Funds will close for trading at the time the NYSE closes. On any day when SIFMA recommends that the securities markets close trading early, each Fund may close trading early. Purchase, redemption and exchange orders must be received by the close on those days to receive that day’s NAV.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.